UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2026

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-41194	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of Shareholders held on October 28, 2026 (the “Annual Meeting”), Jean Bua, Gerard J. DeMuro, and Scott Ostfeld were elected as Class II Directors for a three-year term ending in 2029.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.To elect three Class II Directors nominated by the Board of Directors, each to serve for a three-year term, and in each case until their successors have been duly elected and qualified:

Director Nominee	For	Withheld	Non-Votes	Uncast
Jean Bua, Class II Director	50,797,517	5,243,040	2,062,269	0
Gerard J. DeMuro, Class II Director	50,807,272	5,233,285	2,062,269	0
Scott Ostfeld, Class II Director	49,338,401	6,702,156	2,062,269	0

2.    To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For:	49,014,946
Against:	7,002,993
Abstain:	22,618
Non-Votes:	2,062,269
Uncast	0

3.     To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2027:

For:	56,919,146
Against:	1,168,395
Abstain:	15,285
Non-Votes:	0
Uncast	0

Item 8.01 Other Events.

On October 28, 2026, in connection with the Annual Meeting, the Company’s Board of Directors held a meeting at which it elected William L. Ballhaus as Chairman of the Board, Barry R. Nearhos as Lead Independent Director, and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: Barry R. Nearhos, Chair; Jean Bua; Lisa S. Disbrow; and Debora A. Plunkett

Government Relations Committee: Lisa S. Disbrow, Chair; Jean Bua; Gerard J. DeMuro; and Debora A. Plunkett

Human Capital and Compensation Committee: Howard L. Lance, Chair; Orlando P. Carvalho; Lisa S. Disbrow; and Scott Ostfeld

M&A and Finance Committee: Orlando P. Carvalho, Chair; Gerard J. DeMuro; Howard L. Lance; and Scott Ostfeld

Nominating and Governance Committee: Barry R. Nearhos, Chair; Orlando P. Carvalho; Howard L. Lance; and Debora A. Plunkett

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2026	MERCURY SYSTEMS, INC.

By: /s/ Stuart H. Kupinsky Stuart H. Kupinsky Executive Vice President, Chief Legal Officer, and Corporate Secretary